SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                       0-26483                 94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
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99.1              Press release issued by VaxGen, Inc., on March 30, 2004.

Item 12. Results of Operations and Financial Condition.

      On March 30, 2004, VaxGen, Inc. ("VaxGen"), a Delaware corporation, issued a press release announcing earnings for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VaxGen, Inc.
                                        (Registrant)

Dated: March 30, 2004


                                        By: /s/ Carter A. Lee
                                            ------------------------------------
                                            Carter A. Lee
                                            Senior Vice President
                                            Finance & Administration